Exhibit 23(e)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Form S-3 registration statement of our reports dated July 1, 1996, included (or incorporated by reference) in Federal Express Corporation's Form 10-K for the year ended May 31, 1996, and to all references to our firm included in this registration statement.


                                         /s/ ARTHUR ANDERSEN LLP
                                         ------------------------
                                             ARTHUR ANDERSEN LLP


Memphis, Tennessee
April 21, 1997.